UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 8, 2005
                                                          (April 7, 2005)
                                                           -------------


                                    SYMS CORP
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             (Exact name of Registrant as Specified in its Charter)


                                   New Jersey
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                 (State or other Jurisdiction of Incorporation)


           1-8546                                       22-2465228
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  (Commission File Number)                    (IRS Employer Identification No.)


   Syms Way, Secaucus, NJ                                 07094
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(Address of Principal Executive Offices)                (Zip Code)


                                 (201) 902-9600
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               (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report )

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

          On April 7, 2005, Syms Corp (the "Company") entered into an amendment (the "Amendment") to its Loan Agreement, dated as of November 5, 2003, with Israel Discount Bank of New York. The Amendment, among other things, increases the revolving credit amount from $20,000,000 to $30,000,000 and extends the credit facility to May 1, 2008. A copy of the Amendment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.02   Results of Operations and Financial Condition.

          On April 7, 2005, the Company issued a press release regarding its results of operations for the fiscal year ended February 26, 2005. A copy of the press release is attached hereto as Exhibit 99.2.

          The information in this Item 2.02 of Form 8-K and the exhibit referenced herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01   Other Events.

          On April 7, 2005, the Company issued a press release regarding the declaration by the Board of Directors of the Company of a special one-time dividend of $1.00 per common share. The special dividend will be paid on May 12, 2005 to shareholders of record as of April 27, 2005. A copy of the press release is attached hereto as Exhibit 99.3.

Item 9.01   Financial Statements and Exhibits.

     (c)    Exhibits

            99.1     First Amendment to Loan Agreement, dated April 7, 2005.

            99.2 Press Release of the Company, dated April 7, 2005, regarding the results of operations.

            99.3 Press Release of the Company, dated April 7, 2005, regarding the declaration of the dividend.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 SYMS CORP


                                 By: /s/ Antone F. Moreira
                                        ---------------------
                                        Name:  Antone F. Moreira
                                        Title: Vice President, Chief Financial
                                               Officer

Date: April 7, 2005

                                 EXHIBIT INDEX

Exhibit Number         Description
--------------         -----------

99.1                   First Amendment to Loan Agreement, dated April 7, 2005.

99.2 Press Release of Syms Corp, dated April 7, 2005, regarding the results of operations.

99.3 Press Release of Syms Corp, dated April 7, 2005, regarding the declaration of the dividend.